EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) (1) (iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G dated June 25, 2010 (including amendments thereto) with respect to the Common Stock of MagnaChip Semiconductor Corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: February 9, 2012

AVENUE INVESTMENTS, L.P.

By:	Avenue Partners, LLC,
its General Partner

By:	/s/ Eric Ross

Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	Avenue International Master
GenPar, Ltd.
its General Partner

By:	/s/ Eric Ross

Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Director

AVENUE INTERNATIONAL, LTD.

By:	/s/ Eric Ross

Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Director

AVENUE INTERNATIONAL MASTER GENPAR, LTD.

By:	/s/ Eric Ross

Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Director

AVENUE PARTNERS, LLC

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE—CDP GLOBAL OPPORTUNITIES FUND, L.P.

By:	Avenue Global Opportunities Fund GenPar, LLC its General Partner

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE GLOBAL OPPORTUNITIES FUND GENPAR, LLC

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By:	Avenue Capital Partners IV, LLC, its General Partner

By:	GL Partners IV, LLC, its Managing Member

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL PARTNERS IV, LLC

By:	GL Partners IV, LLC, its Managing Member

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

GL PARTNERS IV, LLC

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.

By:	Avenue Capital Partners V, LLC, its General Partner

By:	GL Partners V, LLC, its Managing Member

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL PARTNERS V, LLC

By:	GL Partners V, LLC, its Managing Member

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

GL PARTNERS V, LLC

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL MANAGEMENT II, L.P.

By:	Avenue Capital Management II GenPar, LLC, its General Partner

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL MANAGEMENT II GENPAR, LLC

By:	/s/ Eric Ross
Name: Eric Ross
Title: Attorney-in-Fact for Marc Lasry, Managing Member

MARC LASRY

/s/ Eric Ross, Attorney-in-Fact for Marc Lasry